Exhibit 4.2

THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION, TO SUCH EFFECT.  THE HOLDER MAY NOT ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THESE SECURITIES EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JANUARY 26, 2013.

THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY, ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID AFTER THE EXPIRY TIME (AS DEFINED BELOW).

BROKER’S WARRANT

NEULION, INC.
(the “Company”)

THIS IS TO CERTIFY THAT

D&D SECURITIES INC.

(the “Warrant Holder”)

has the right, upon and subject to the terms and conditions hereinafter referred to, in its sole discretion, to purchase from the Company (subject to adjustments), at any time until 4:30 p.m. (Eastern Standard Time) on March 25, 2015 (the “Expiry Time”) up to Seven Hundred Forty Eight Thousand One Hundred Twenty Seven (748,127) units (the “Units”) at an exercise price (the “Warrant Exercise Price”) equal to US$0.21 per Unit.

Each Unit consists of one share of common stock (a “Share”), par value $0.01,of the Company and one-half of one purchase warrant (each whole purchase warrant an “Agent’s Warrant”) in the form attached as Schedule B to this Broker’s Warrant.  Each Agent’s Warrant will entitle the Warrant Holder, subject to the terms thereof, to purchase an additional Share (a “Warrant Share”) at any time up to 4:30 p.m. (Eastern Standard Time) on March 25, 2015 (the “Warrant Expiry Time”) at an exercise price equal to US$0.30 per Warrant Share (the “Warrant Share Exercise Price”).

The right to purchase the Units at the Warrant Exercise Price may be exercised in whole or in part, by the Warrant Holder only, on or before the Expiry Time by:

(a)
completing and executing the Subscription Form attached hereto as Schedule A (the “Subscription Form”) for the number of Units which the Warrant Holder wishes to purchase, in the manner therein indicated;

(b)	surrendering this warrant certificate (the “Warrant Certificate”), together with the completed and executed Subscription Form, to the Company; and

(c)	paying the appropriate Warrant Exercise Price, in U.S. funds, for the number of Units of the Company subscribed for, either by certified cheque, bank draft or money order payable to the Company.

Within five days of such surrender and payment, the Company shall issue to the Warrant Holder or to such other person or persons as the Warrant Holder may direct, the number of Units subscribed for and, will deliver to the Warrant Holder, at the address set forth on the subscription form, a Share certificate(s) and Agent’s Warrant certificate(s) evidencing the number of Units subscribed for.  Such certificate(s) shall be deemed to have been issued and the Warrant Holder shall be deemed for all purposes to have become the holder of record of the Units as of the date of receipt by the Company of the Subscription Form and the Subscription Funds referred to therein.  If the Warrant Holder subscribes for a number of Units which is less than the number of Units permitted by this Broker’s Warrant, the Company shall forthwith, in accordance with paragraph 3 below, cause to be delivered to the Warrant Holder a further Warrant Certificate in respect of the balance of Units referred to in this Warrant Certificate not then being subscribed for.

The terms and conditions of this Broker’s Warrant are set out as follows:

1.
Surrender of this Warrant Certificate will be deemed to have been effected only on personal delivery thereof to, or, if sent by mail or other means of original delivery, on actual receipt thereof by the Company at its office specified below.

2.
This Warrant Certificate evidences the agent’s warrant (the “Broker’s Warrant”) issued pursuant to the terms of an agency agreement (the “Agency Agreement”) dated September 25, 2012 between the Company and its agent, D&D Securities Inc. All capitalized terms in this certificate, not otherwise defined, shall have the meanings given to those terms in the Agency Agreement.

3.
The Warrant Holder may exercise the Broker’s Warrant for any number of Units equal to or less than the total number which the Warrant Holder is entitled to exercise pursuant to this Warrant Certificate prior to the Expiry Time.  In the event of an exercise by such Warrant Holder of a number of Units less than the total number which the Warrant Holder is entitled to exercise prior to the Expiry Time, the Warrant Holder shall be entitled to receive, without charge therefor, a new certificate evidencing the balance of the Units which are not being exercised.

4.	For the purpose of this section 4:

(a)	unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor:

(i)
Definitions.  As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, NY are authorized or required by law to remain closed.

“Exercise Date” means the date on which the Corporation shall have received the Subscription Form attached as Schedule A hereto duly executed by the Warrant Holder.

“Expiration Date” means March 25, 2015.

“Fair Market Value” means the average of the closing prices of the common stock of the Corporation on the Corporation’s primary exchange for the five trading days immediately prior to the date the Subscription Form is received by the Corporation.

 “Relevant Event” means, at any time prior to the Exercise Date, (i) a variation in the issued capital stock of the Corporation, whether by way of capitalisation issue, rights issue, sub-division, amalgamation, consolidation, reduction of capital, or otherwise, or (ii) an extraordinary dividend or other similar distribution made in respect of the capital stock of the Corporation.

(ii)
Exercise; Payment of Taxes.  At any time prior to the Expiration Date, the Warrant Holder may exercise all or any number of Warrants represented hereby, upon delivering to the Corporation at its principal office at 1600 Old Country Road, Plainview, NY 11803 a duly completed and executed Subscription Form evidencing the election (which on delivery to the Corporation shall be irrevocable) of the Holder to exercise the number of Warrants set forth in the Subscription Agreement.  Warrant exercise will take place on a cashless basis, which will result in the Warrant Holder receiving the number of shares of Common Stock determined by dividing the intrinsic value of the Warrants being exercised by the Fair Market Value.  The intrinsic value per share will be determined by subtracting the Warrant Exercise Price from the Fair Market Value (conversion from CDN dollars to US dollars will take place).  As a result of the cashless exercise, the Warrant Holder will not make any payment to the Corporation in connection with exercising the Warrants.  If the Warrant Holder is not exercising all Warrants represented by this Warrant Certificate, the Warrant Holder shall be entitled to receive a Warrant certificate representing the number of Warrants which is the difference between the number of Warrants represented by this Warrant Certificate and the number of Warrants being so exercised.

The Corporation shall pay all taxes and other expenses and charges payable in connection with the preparation, execution and delivery of certificates pursuant to this Warrant Certificate, except where such certificates are to be registered in the name or names other than the Warrant Holder or its nominee.

The Warrant Holder shall be deemed to have become the holder of record of shares of Common Stock on the Exercise Date; provided, however, that if such date is not a Business Day then the shares of Common Stock shall be deemed to have been issued and the Warrant Holder shall be deemed to have become the holder of record of the shares of Common Stock on the next following Business Day.  With a reasonable time after the Exercise Date, the Corporation shall issue and deliver (or cause to be delivered) to the Warrant Holder, by registered mail to the Warrant Holder’s address specified in the register of the Corporation, a certificate for the appropriate number of shares of Common Stock.

(iii)
Adjustment for Capital Changes.  If, prior to the Expiration Date, a Relevant Event shall have occurred then the Warrant Exercise Price shall be adjusted effective immediately after the record date determined for purposes, on the date or the effective date, as the case may be, of such Relevant Event by multiplying the Warrant Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date or effective date, as the case may be, before giving effect to the Relevant Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such Relevant Event including, in the case where securities exchangeable for or convertible into shares of Common Stock are distributed, the number of shares of Common Stock that would be outstanding if such securities were exchanged for or converted into shares of Common Stock.  From and after any adjustment of the Warrant Exercise Price, the number of shares of Common Stock issuable pursuant to the Warrants shall also be adjusted by multiplying the number of shares of Common Stock then otherwise issuable by a fraction, the numerator of which shall be the Warrant Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Warrant Exercise Price resulting from such adjustment.  Corresponding changes shall be made to the Warrant Share Exercise Price on the same basis.

For the avoidance of doubt, the Warrant Holder acknowledges and agrees that the exercise of convertible instruments of the Corporation shall not be considered a Relevant Event prompting an adjustment in the number of shares of Common Stock of the Corporation to be issued to the Warrant Holder pursuant to this Section iii.

(iv)
Warrant Holders Not Deemed to be Stockholders.  The Warrant Holder shall not, by virtue of holding Warrants, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Warrant Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until the Warrant Holder shall have exercised this Warrant and been issued shares of Common Stock in accordance with the provisions hereof.

(v)
Fractional Shares.  To the extent that the Warrants represented by this Warrant Certificate confer the right to acquire a fraction of a share of Common Stock, such right may be exercised in respect of such fraction only in combination with one or more Warrants which in the aggregate entitle the Warrant Holder to acquire a whole number of shares of Common Stock.  No fractional shares of Common Stock will be issued upon the exercise of any Warrant and the Warrant Holder will not be entitled to any cash payment as compensation in lieu of the exercise of the Warrants for a fractional share of Common Stock.

(vi)
Compliance with Securities Act and Legend.  The Warrants evidenced by this Warrant Certificate and the shares of Common Stock issuable upon exercise thereof and the Agent’s Warrant are subject to statutory restrictions under the Securities Act of 1933 and applicable state securities laws, applicable Canadian securities laws and the rules of the Toronto Stock Exchange (“Applicable Securities Laws”) and may not be traded until the expiry of certain hold periods, except as permitted by and in compliance with Applicable Securities Laws. The Warrant Holder acknowledges that, until such time as the same is no longer required under Applicable Securities Laws, the shares of Common Stock issuable upon exercise of the Warrants, shall bear one or more of the following legends, as applicable:

 “THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE,  FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION, TO SUCH EFFECT.  THE HOLDER MAY NOT ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THESE SECURITIES EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE]..

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY, ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.”

(vii)	Miscellaneous.

(a)
If any Warrant certificate becomes stolen, lost, mutilated or destroyed, the Corporation, shall, on such terms as it may in its discretion acting reasonably impose, issue and deliver to the Warrant Holder a new Warrant certificate of like denomination, tenor and date as the Warrant certificate so stolen, lost, mutilated or destroyed.

(b)	In the event of a dispute concerning an adjustment made for capital changes, such matters shall be conclusively determined by the independent auditor of the Corporation.

(c)
If any date upon or by which any action is required to be taken by the Corporation or the Warrant Holder is not a Business Day then such action shall be required to be taken on or by the next day which is a Business Day. In the event the Expiration Date falls on a date which is not a Business Day, the Expiration Date shall be extended to the next succeeding day that is a Business Day.

(d)	Words importing the singular number also include the plural and vice versa and words importing any gender include all genders.

(e)
The division of this Warrant Certificate into sections or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Warrant Certificate or the Warrants.

(f)
If any provision of this Warrant Certificate shall be void or unenforceable for any reason, it shall be severed from the remainder of the provisions and such remainder shall remain in full force and effect notwithstanding such severance.  Any court with jurisdiction over any dispute relating to the Warrants may amend the provisions of this Warrant Certificate and the terms of the Warrants to the minimum extent required to render the impugned provision valid and enforceable.

(g)	Unless otherwise indicated, any reference to dollar amounts is expressed in United States dollars.

(h)
Except as otherwise provided in this Warrant Certificate, any notice or other communication required or permitted to be given in respect of the Warrants shall be in writing and shall be given by facsimile, by courier or by hand-delivery as provided below.  Any notice or other communication, if sent by facsimile, shall be deemed to have been received on the Business Day on which it was sent, or if delivered by courier shall be deemed to have been received on the Business Day following the day on which it was sent, or if delivered by hand shall be deemed to have been received at the time it is delivered.  Notice of change of address shall also be governed by this section.  Notices and other communications shall be addressed and delivered as follows:

in the case of the Corporation:

1600 Old Country Road
Plainview, NY 11803
Attention: General Counsel
Tel: 516-622-8376
Fax: 516-622-7510

in the case of the Warrant Holder:

D&D Securities Inc.
150 York Street, Suite 1716
Toronto, Ontario
M5H 3S5
Attention:  Mr. Robert F. Rose
Fax: (416) 363-3316

(i)
The Corporation may deem and treat the Warrant Holder as the absolute owner of these Warrants for all purposes and shall not be affected by any notice or knowledge to the contrary. The receipt by the Warrant Holder for shares of Common Stock purchasable pursuant to the Warrants evidenced hereby shall be a good discharge to the Corporation for the same and the Corporation shall not be bound to inquire into such Warrant Holder's title.

(j)
The terms and conditions of the Warrants shall enure to the benefit of and be binding upon the Warrant Holder and the Warrant Holder’s successors and assigns and shall enure to the benefit of and be binding upon the Corporation and its successors and assigns.  In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Corporation as an entirety, or substantially as an entirety, to another corporation, the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Corporation) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this Warrant to be performed by the Corporation.

(k)
The Warrants shall be governed by the laws of the State of New York without giving effect to any choice of law or conflict of law provision or role that would cause the application of the laws of any jurisdiction other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and herby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding or brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocable waives personal service of process and consents to process being served in any suit, action or proceeding by mailing a copy thereof to such party at the address for such notice to it under this Warrant Certificate and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF A DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

[Remainder intentionally left blank]

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer effective as of this 25th day of September, 2012.
NEULION, INC.

By:	/s/ Roy E. Reichbach
Name: Roy E. Reichbach

Title: General Counsel and Corporate Secretary

Schedule “A” to the Broker’s Warrant

SUBSCRIPTION FORM FOR UNITS

To:	NEULION, INC. (the “Company”)
And to:	The Directors of the Company

Pursuant to the Broker’s Warrant dated _______________, the undersigned hereby subscribes for and agrees to take up and pay for __________ Units, each Unit consisting of one common share of the Company, and one Agent’s Share Purchase Warrant, at a price of US$0.21 per Unit for the aggregate sum of $______________ (the “Subscription Funds”). The undersigned represents and warrants that (check one):

☐
it is not a U.S. Person, did not receive the offer to purchase the Units in the United States, did not execute this subscription form in the United States and is not purchasing the Units for the account or for the benefit of a U.S. Person or person in the United States. “United States” and “U.S. Person” are as defined in Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”); or

☐
the exercise contemplated hereby is exempt from the registration requirements of the 1933 Act and all applicable U.S. state securities laws, and the holder has delivered to the Company an opinion of counsel (which must be satisfactory to the Company) to such effect.

The undersigned hereby requests that:

(a)	the Units be allotted to the undersigned;

(b)	the name and address of the undersigned as shown below be entered in the registers of shareholders and allotments of the Company;

(c)	the common shares comprising the Units be issued to the undersigned as fully paid and non-assessable shares of the Company; and

(d)	the share certificate(s) and the Agent’s Share Purchase Warrant certificate(s) representing the Units be issued in the name of the undersigned.

Dated this _____ day of _______________, ______.

DIRECTION AS TO REGISTRATION:

(Name and address exactly as you wish them to appear on your share certificate and in the register of members.)

Full Name:

Full Address:

Authorized Signature of Subscriber:

Schedule “B” to the Broker’s Warrant

THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION, TO SUCH EFFECT.  THE HOLDER MAY NOT ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THESE SECURITIES EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE].

THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY, ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

NEULION, INC.
(a Delaware corporation)

WARRANTS TO PURCHASE COMMON STOCK

CERTIFICATE NO.: 2012PP-__	_______________ WARRANTS

THIS IS TO CERTIFY that _____________ (the “Holder”) is the registered holder of warrants (each a “Warrant”) to purchase from NeuLion, Inc. (the “Corporation”), on the terms and conditions set forth in this Warrant Certificate, up to the number of fully paid, validly issued and non-assessable shares of common stock, par value $0.01 per share of the Corporation set forth above (“Common Stock”) at an exercise price of US$0.30 per share (the “Exercise Price”). The number of shares of Common Stock which the Holder is entitled to acquire upon exercise of these Warrants and the Exercise Price are subject to adjustment as hereinafter provided. The Warrants shall become wholly void and the unexercised portion of the subscription rights represented hereby will expire and terminate at 5:00 p.m., Eastern Time, on the Expiration Date.

1.	Definitions. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, NY are authorized or required by law to remain closed.

“Exercise Date” means the date on which the Corporation shall have received the Exercise Notice attached as Schedule A hereto duly executed by the Holder hereof.

“Expiration Date” means March 25, 2015.

“Fair Market Value” means the average of the closing prices of the Common Stock of the Corporation on the Corporation’s primary exchange for the five trading days immediately prior to the date the Exercise Notice is received by the Corporation..

 “Relevant Event” means, at any time prior to the Exercise Date, (i) a variation in the issued capital stock of the Corporation, whether by way of capitalisation issue, rights issue, sub-division, amalgamation, consolidation, reduction of capital, or otherwise, or (ii) an extraordinary dividend or other similar distribution made in respect of the capital stock of the Corporation.

2.
Exercise; Payment of Taxes.  At any time prior to the Expiration Date, the Holder may exercise all or any number of Warrants represented hereby, upon delivering to the Corporation at its principal office at 1600 Old Country Road, Plainview, NY 11803 a duly completed and executed Subscription Form evidencing the election (which on delivery to the Corporation shall be irrevocable) of the Holder to exercise the number of Warrants set forth in the Exercise Notice.  Warrant exercise will take place on a cashless basis, which will result in the Holder receiving the number of shares of Common Stock determined by dividing the intrinsic value of the Warrants being exercised by the Fair Market Value.  The intrinsic value per share will be determined by subtracting the Exercise Price from the Fair Market Value (conversion from CDN dollars to US dollars will take place).  As a result of the cashless exercise, the Holder will not make any payment to the Corporation in connection with exercising the Warrants.  If the Holder is not exercising all Warrants represented by this Warrant Certificate, the Holder shall be entitled to receive a Warrant certificate representing the number of Warrants which is the difference between the number of Warrants represented by this Warrant Certificate and the number of Warrants being so exercised.

The Corporation shall pay all taxes and other expenses and charges payable in connection with the preparation, execution and delivery of certificates pursuant to this Warrant Certificate, except where such certificates are to be registered in the name or names other than the Holder or its nominee.

The Holder shall be deemed to have become the holder of record of shares of Common Stock on the Exercise Date; provided, however, that if such date is not a Business Day then the shares of Common Stock shall be deemed to have been issued and the Holder shall be deemed to have become the holder of record of the shares of Common Stock on the next following Business Day.  With a reasonable time after the Exercise Date, the Corporation shall issue and deliver (or cause to be delivered) to the Holder, by registered mail to the Holder’s address specified in the register of the Corporation, a certificate for the appropriate number of shares of Common Stock.

3.
Adjustment for Capital Changes.  If, prior to the Expiration Date, a Relevant Event shall have occurred then the Exercise Price shall be adjusted effective immediately after the record date determined for purposes, on the date or the effective date, as the case may be, of such Relevant Event by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date or effective date, as the case may be, before giving effect to the Relevant Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such Relevant Event including, in the case where securities exchangeable for or convertible into shares of Common Stock are distributed, the number of shares of Common Stock that would be outstanding if such securities were exchanged for or converted into shares of Common Stock.  From and after any adjustment of the Exercise Price, the number of shares of Common Stock issuable pursuant to the Warrants shall also be adjusted by multiplying the number of shares of Common Stock then otherwise issuable by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

For the avoidance of doubt, the Holder acknowledges and agrees that the exercise of convertible instruments of the Corporation shall not be considered a Relevant Event prompting an adjustment in the number of shares of Common Stock of the Corporation to be issued to the Holder pursuant to this Section 3.

4.
Warrant Holders Not Deemed to be Stockholders.  The Holder shall not, by virtue of holding Warrants, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until the Holder shall have exercised this Warrant and been issued shares of Common Stock in accordance with the provisions hereof.

5.
Fractional Shares.  To the extent that the Warrants represented by this Warrant Certificate confer the right to acquire a fraction of a share of Common Stock, such right may be exercised in respect of such fraction only in combination with one or more Warrants which in the aggregate entitle the Holder to acquire a whole number of shares of Common Stock.  No fractional shares of Common Stock will be issued upon the exercise of any Warrant and the Holder will not be entitled to any cash payment as compensation in lieu of the exercise of the Warrants for a fractional share of Common Stock.

6.
Compliance with Securities Act and Legend.  The Warrants evidenced by this Warrant Certificate and the shares of Common Stock issuable upon exercise thereof are subject to statutory restrictions under the Securities Act of 1933 and applicable state securities laws, applicable Canadian securities laws and the rules of the Toronto Stock Exchange (“Applicable Securities Laws”) and may not be traded until the expiry of certain hold periods, except as permitted by and in compliance with Applicable Securities Laws. The Holder acknowledges that, until such time as the same is no longer required under Applicable Securities Laws, the shares of Common Stock issuable upon exercise of the Warrants, shall bear one or more of the following legends, as applicable:

“THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE,  FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION, TO SUCH EFFECT.  THE HOLDER MAY NOT ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THESE SECURITIES EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE].

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY, ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.”

7.	Miscellaneous.

(a)
If any Warrant certificate becomes stolen, lost, mutilated or destroyed, the Corporation, shall, on such terms as it may in its discretion acting reasonably impose, issue and deliver to the Holder a new Warrant certificate of like denomination, tenor and date as the Warrant certificate so stolen, lost, mutilated or destroyed.

(b)	In the event of a dispute concerning an adjustment made for capital changes, such matters shall be conclusively determined by the independent auditor of the Corporation.

(c)
If any date upon or by which any action is required to be taken by the Corporation or the Holder is not a Business Day then such action shall be required to be taken on or by the next day which is a Business Day. In the event the Expiration Date falls on a date which is not a Business Day, the Expiration Date shall be extended to the next succeeding day that is a Business Day.

(d)	Words importing the singular number also include the plural and vice versa and words importing any gender include all genders.

(e)
The division of this Warrant Certificate into sections or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Warrant Certificate or the Warrants.

(f)
If any provision of this Warrant Certificate shall be void or unenforceable for any reason, it shall be severed from the remainder of the provisions and such remainder shall remain in full force and effect notwithstanding such severance.  Any court with jurisdiction over any dispute relating to the Warrants may amend the provisions of this Warrant Certificate and the terms of the Warrants to the minimum extent required to render the impugned provision valid and enforceable.

(g)	Unless otherwise indicated, any reference to dollar amounts is expressed in United States dollars.

(h)
Except as otherwise provided in this Warrant Certificate, any notice or other communication required or permitted to be given in respect of the Warrants shall be in writing and shall be given by facsimile, by courier or by hand-delivery as provided below.  Any notice or other communication, if sent by facsimile, shall be deemed to have been received on the Business Day on which it was sent, or if delivered by courier shall be deemed to have been received on the Business Day following the day on which it was sent, or if delivered by hand shall be deemed to have been received at the time it is delivered.  Notice of change of address shall also be governed by this section.  Notices and other communications shall be addressed and delivered as follows:

in the case of the Corporation:

1600 Old Country Road

Plainview, NY 11803

Attention: General Counsel

Tel: 516-622-8376

Fax: 516-622-7510

in the case of the Holder:

[_______________________]
[_______________________]
[_______________________]

(i)
The Corporation may deem and treat the Holder as the absolute owner of these Warrants for all purposes and shall not be affected by any notice or knowledge to the contrary. The receipt by the Holder for shares of Common Stock purchasable pursuant to the Warrants evidenced hereby shall be a good discharge to the Corporation for the same and the Corporation shall not be bound to inquire into such Holder's title.

(j)
The terms and conditions of the Warrants shall enure to the benefit of and be binding upon the Holder and the Holder’s successors and assigns and shall enure to the benefit of and be binding upon the Corporation and its successors and assigns.  In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Corporation as an entirety, or substantially as an entirety, to another corporation, the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Corporation) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this Warrant to be performed by the Corporation.

(k)
The Warrants shall be governed by the laws of the State of New York without giving effect to any choice of law or conflict of law provision or role that would cause the application of the laws of any jurisdiction other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and herby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding or brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocable waives personal service of process and consents to process being served in any suit, action or proceeding by mailing a copy thereof to such party at the address for such notice to it under this Warrant Certificate and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF A DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

[Remainder intentionally left blank]

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer effective as of this ___ day of __________, 20__.
NEULION, INC.

By:
Name: Roy E. Reichbach

Title: General Counsel and Corporate Secretary

SCHEDULE A
EXERCISE NOTICE

TO:         NEULION, INC. (the “Corporation”)

1.
The undersigned irrevocably elects to exercise its right to purchase ____________ shares of Common Stock of NeuLion, Inc. according to the terms of the Warrant Certificate [2012PP-__] of the Corporation dated ____________ __, 2012.

2.	A certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________.

X = (B-A)(Y)
B

Where:

The number of shares of Common Stock to be issued to the Holder is (“X”).

The number of shares of Common Stock purchasable upon exercise of all of the Warrants or, if only a portion of the Warrant is being exercised, the portion of the Warrants being exercised is (“Y”).

The Exercise Price is (“A”).

The Fair Market Value of one share of Common Stock is (“B”).

3.	The undersigned request that certificates for such Common Stock shall be issued in the name of:

NAME:
(please print)

ADDRESS:

4.	If any Warrants represented by the Warrant Certificate are not being exercised, a new Warrant certificate will be issued in the name of the Holder and delivered with the Common Stock certificate.

DATED this ____ day of ________________, 201__

(Signature)